Exhibit 99.1


                       Gladstone Capital Reports Results
                 for the First Quarter Ended December 31, 2006


    -- Net Investment Income was $5.2 million or $0.42 per diluted common share

    -- Net Increase in Net Assets was $4.2 million or $0.34 per diluted common share



    MCLEAN, Va.--(BUSINESS WIRE)--Feb. 6, 2007--Gladstone Capital Corp. (NASDAQ:GLAD) (the "Company") today announced earnings for the first quarter ended December 31, 2006. All per share references are based on fully diluted weighted average common shares outstanding, unless otherwise noted.

    Net Investment Income for the quarter ended December 31, 2006 was $5,162,926, or $0.42 per share, as compared to $4,442,414, or $0.38 per share, for the quarter ended December 31, 2005, an increase of 10.5% per share.

    Net Increase in Net Assets Resulting from Operations for the quarter ended December 31, 2006 was $4,163,603, or $0.34 per share, as compared to $8,233,349, or $0.71 per share, for the quarter ended December 31, 2005, a decrease of 52.1% per share. The primary difference between the current and prior year periods is the result of net unrealized depreciation and appreciation on the Company's investment portfolio. The Company recorded net unrealized depreciation on its investments of $1,004,379 for the quarter ended December 31, 2006 as compared to net unrealized appreciation on its investments of $4,972,422 for the quarter ended December 31, 2005.

    Total assets were $257,420,187 at December 31, 2006, as compared to $225,783,215 at September 30, 2006. Net asset value was $13.88 per actual common share outstanding at December 31, 2006, as compared to $14.02 per actual common share outstanding at September 30, 2006.

    The annualized weighted average yield on the Company's portfolio for the quarter ended December 31, 2006 was 13.7% as compared to 12.6% for the quarter ended December 31, 2005.

    For the first quarter ended December 31, 2006, the Company reported the following activity:

    --  Funded approximately $52.3 million of new investments;

    -- Received principal repayments of approximately $24.0 million, which included scheduled principal repayments and full repayments;

    -- Received approximately $1.2 million of success fees in connection with the full repayment of two investments; and

    -- Implemented the amended and restated investment advisory and management agreement with Gladstone Management Corporation and an administration agreement with Gladstone Administration, LLC.

    At December 31, 2006, the Company had investments in debt and equity securities and syndicated loan participations in 48 private companies with an aggregate cost basis of approximately $244.5 million and a fair value of approximately $245.0 million.

    "We are very pleased with our first quarter results, noting a 10.5% growth in per share net investment income over the prior year period. We continue to have a steady flow of investment opportunities and are pleased with our activity subsequent to the end of the first quarter," said Chip Stelljes, President and Chief Investment Officer. "We expect the strong portfolio performance to continue through our second quarter."

    Subsequent to December 31, 2006, the Company:

    --  Funded approximately $25.7 million of new investments;

    -- Purchased approximately $21.6 million of syndicated loan participations;

    -- Refinanced an existing $13.3 million portfolio company investment in exchange for a new $9.8 million investment and received approximately $0.5 million of success fees; and

    -- Declared monthly cash dividends of $0.14 per common share for each of the months of January, February, and March 2007.

    The financial statements below are without footnotes. We have filed a Form 10-Q today for the first quarter ended December 31, 2006 with the Securities and Exchange Commission (the "SEC"), which can be retrieved from the SEC's website at www.SEC.gov or from the Company's web site at www.GladstoneCapital.com. A paper copy can be obtained free of charge by writing to us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

    The Company will hold a conference call Wednesday, February 7, 2007 at 8:30 am EST to discuss first quarter earnings. Please call
(877) 407-8031 to enter the conference. An operator will monitor the call and set a queue for the questions. The conference call replay will be available two hours after the call for approximately 30 days. To hear the replay, please dial (877) 660-6853, access playback account 286 and use conference ID code 229420.

    The live audio broadcast of Gladstone Capital's quarterly conference call will be available online at www.GladstoneCapital.com and www.investorcalendar.com. The event will be archived and available for replay on the Company's website.

    For further information contact Investor Relations at 703-287-5835.

    This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "should," "believes," "feel," "expects," "projects," "strive," "goals," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the Fiscal Year Ended September 30, 2006, as filed with the Securities and Exchange Commission on December 6, 2006. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS & LIABILITIES
(Unaudited)
                                           December 31,  September 30,
                                               2006          2006
                                           ------------- -------------

ASSETS
Investments at fair value (Cost
 12/31/2006: $244,537,584; 9/30/2006:
 $216,202,986)                             $244,972,971  $217,642,750
Cash and cash equivalents                     5,996,680       731,744
Interest receivable - investments in debt
 securities                                   1,923,478     1,394,942
Interest receivable - employees                  39,130        37,396
Due from custodian                            3,884,561     3,587,152
Deferred financing fees                         113,666       145,691
Prepaid assets                                  280,431       226,747
Due from employees                                    -     1,803,283
Other assets                                    209,270       213,510
                                           ------------- -------------
TOTAL ASSETS                               $257,420,187  $225,783,215
                                           ============= =============

LIABILITIES
Accounts payable                           $     10,931  $      4,072
Interest payable                                358,605       247,530
Administration fee due to Administrator         126,085             -
Fees due to Adviser                             849,106       240,363
Borrowings under line of credit              85,186,000    49,993,000
Withholding taxes payable                             -     1,803,283
Accrued expenses and deferred liabilities       603,098       721,287
Funds held in escrow                            203,240       203,193
                                           ------------- -------------
TOTAL LIABILITIES                            87,337,065    53,212,728
                                           ------------- -------------
NET ASSETS                                 $170,083,122  $172,570,487
                                           ============= =============

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000
 shares authorized and 12,249,683 and
 12,305,008 shares issued and outstanding,
 respectively                              $     12,250  $     12,305
Capital in excess of par value              179,782,427   181,270,565
Notes receivable - employees                (10,248,156)  (10,248,308)
Net unrealized appreciation on investments      435,385     1,439,764
Unrealized depreciation on derivative          (263,528)     (253,716)
Realized loss on sale of investments           (859,381)     (861,695)
Realized gain on settlement of derivative        27,568        15,014
Accumulated undistributed net investment
 income                                       1,196,557     1,196,558
                                           ------------- -------------
TOTAL NET ASSETS                           $170,083,122  $172,570,487
                                           ============= =============
NET ASSETS PER SHARE                       $      13.88  $      14.02
                                           ============= =============




GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
                                                Three Months Ended
                                                    December 31,
                                                 2006         2005
                                             ------------ ------------
INVESTMENT INCOME
  Interest income - investments              $ 7,898,600  $ 5,847,107
  Interest income - cash and cash
   equivalents                                    37,269        8,912
  Interest income - notes receivable from
   employees                                     138,191      107,093
  Prepayment fees and other income               159,658       67,207
                                             ------------ ------------
      Total investment income                  8,233,718    6,030,319
                                             ------------ ------------

EXPENSES
  Loan servicing                                 719,152      715,415
  Base management fee                            398,432      268,701
  Incentive fee                                1,148,483            -
  Administration fee                             126,085            -
  Professional fees                              110,920      122,466
  Amortization of deferred financing fees         58,300       26,250
  Interest expense                             1,120,257      652,078
  Stockholder related costs                       63,728      128,935
  Directors fees                                  54,250       24,000
  Insurance expense                               62,694       50,777
  Stock option compensation                            -       43,257
  Other expenses                                  88,485       55,789
                                             ------------ ------------
      Expenses before credit from Adviser      3,950,786    2,087,668
                                             ------------ ------------
  Credits to base management and incentive
   fees                                         (879,994)    (550,000)
                                             ------------ ------------
      Total expenses net of credits to base
       management and incentive fees           3,070,792    1,537,668
                                             ------------ ------------

NET INVESTMENT INCOME BEFORE INCOME TAXES      5,162,926    4,492,651
                                             ------------ ------------
  Income tax expense                                   -       50,237
                                             ------------ ------------
NET INVESTMENT INCOME                          5,162,926    4,442,414
                                             ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on sale of
   investments                                     2,314   (1,180,595)
  Realized gain on settlement of derivative       12,554            -
  Unrealized depreciation on derivative           (9,812)        (892)
  Net unrealized (depreciation) appreciation
   on investments                             (1,004,379)   4,972,422
                                             ------------ ------------
      Net (loss) gain on investments            (999,323)   3,790,935

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                  $ 4,163,603  $ 8,233,349
                                             ============ ============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
    Basic                                    $      0.34  $      0.73
                                             ============ ============
    Diluted                                  $      0.34  $      0.71
                                             ============ ============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
    Basic                                     12,294,340   11,306,510
    Diluted                                   12,294,340   11,573,620




GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
                                       Three Months Ended December 31,
                                            2006            2005
                                       --------------- ---------------
Per Share Data (1)
--------------------------------------
  Net asset value at beginning of
   period                              $        14.02  $        13.41
                                       --------------- ---------------
  Income from investment operations:
    Net investment income (2)                    0.42            0.39
    Realized gain (loss) on sale of
     investments (2)                                -           (0.10)
    Net unrealized (loss) gain on
     investments (2)                            (0.08)           0.44
                                       --------------- ---------------
  Total from investment operations               0.34            0.73
                                       --------------- ---------------
  Less distributions:
    Distributions from net investment
     income                                     (0.42)          (0.41)
                                       --------------- ---------------
  Total distributions                           (0.42)          (0.41)
                                       --------------- ---------------
  Issuance of common stock under stock
   option plan                                      -            0.01
  Dilutive effect of shares
   surrendered                                  (0.06)              -
                                       --------------- ---------------
  Net asset value at end of period     $        13.88  $        13.74
                                       =============== ===============

  Per share market value at beginning
   of period                           $        22.01  $        22.55
  Per share market value at end of
   period                                       23.86           21.38
  Total return (3)(4)                           10.31%          -3.44%
  Shares outstanding at end of period      12,249,683      11,308,510

  Ratios/Supplemental Data
--------------------------------------
  Net assets at end of period          $  170,083,122  $  155,417,011
  Average net assets (5)               $  170,331,785  $  150,961,590
  Ratio of expenses to average net
   assets-annualized (6)                         9.28%           5.66%
  Ratio of net expenses to average net
   assets-annualized (7)                         7.21%           4.21%
  Ratio of net investment income to
   average net assets                           12.12%          11.77%


    (1) Based on actual shares outstanding at the end of the corresponding period.

    (2) Based on weighted average basic per share data.

    (3) Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

    (4) Amounts were not annualized.

    (5) Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.

    (6) Ratio of expenses to average net assets is computed using expenses before credits from Adviser to the base management and incentive fees and including income tax expense.

    (7) Ratio of net expenses to average net assets is computed using total expenses net of credits from Adviser to the base management and incentive fees and including income tax expense.



    CONTACT: Gladstone Capital Corp.
             Robert Johnson, 703-287-5835